                                   FORM 8-A
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        ASSISTED LIVING CONCEPTS, INC.
            (Exact name of registrant as specified in its charter)

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
                 Nevada                                        93-1148702
 (State of incorporation or organization)          (I.R.S. Employer Identification No.)

     9955 S.E. Washington, Suite 201                              97216
           Portland, Oregon                                     (Zip Code)
 (Address of principal executive offices)

If this form relates to the registration of a      If this form relates to the registration of a
 class of securities pursuant to Section 12(b)     class of securities pursuant to Section 12(g)
 of the Exchange Act and is effective pursuant     of the Exchange Act and is effective pursuant
 to General Instruction A.(c), check the           to General Instruction A.(d), check the
 following box. [X]                                following box. [_]
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                    SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(b) OF THE ACT:

              5.625% Convertible Subordinated Debentures Due 2003
                    (Title of each class to be registered)

                            American Stock Exchange
        (Name of each exchange on which each class is to be registered)

                    SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(g) OF THE ACT:

                                     None
                                     ----

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ITEM 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          A Description of the 5.625% Convertible Subordinated Debentures Due 2003 (the "Debentures") to be registered hereunder is contained in the section entitled "Description of Debentures" on pages 13 through 20 of the Prospectus included in the Registrant's Form S-3 Registration Statement, No. 333-52297, as filed with the Securities and Exchange Commission (the "Commission") on May 11, 1998, as amended by Amendment No. 1 filed with the Commission on July 22, 1998. Such description is incorporated herein by reference.

ITEM 2.   Exhibits.
          --------

          Exhibit
          Number      Description
          ------      -----------

          1.1         Form of Indenture relating to the Debentures.   (1)

          1.2         Form of Debenture.    (2)

          2.1         Articles of Incorporation of Registrant.  (3)

          2.2         Bylaws of Registrant.  (4)


          ---------------

          (1) Filed as exhibit number 4.1 to the Registrant's Form S-3 Registration Statement No. 333-52297, and incorporated herein by reference.

          (2) Filed as exhibit number 4.3 to the Registrant's Form S-1 Registration Statement No.333-52297, and incorporated herein by reference.

          (3) Filed as exhibit number 3.1 to the Registrant's Form S-1 Registration Statement No. 33-83938, and incorporated herein by reference.

          (4) Filed as exhibit number 3.2 to the Registrant's Form S-1 Registration Statement No. 33-83938, and incorporated herein by reference.


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                                 SIGNATURE
                                 ---------


  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


July 22, 1998                                 Assisted Living Concepts, Inc.
                                              ("Registrant")



                                              By:   /s/ Rhonda S. Marsh
                                                  ------------------------------
                                                  Rhonda S. Marsh
                                                  Vice President and
                                                  Chief Accounting Officer

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